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Exhibit 99. - a(iii)

                         FLAG INVESTORS PORTFOLIOS TRUST
                             TRUSTEES' RESOLUTION TO
                           AMEND DECLARATION OF TRUST

         At a duly called meeting held on March 26-27, 2001, the trustees of Flag Investors Portfolios Trust, a New York business trust, amended the Flag Investors Portfolios Trust Amended and Restated Declaration of Trust dated July 28, 1997 ("Declaration of Trust"), pursuant to ARTICLE VI, Section 6.2 and
ARTICLE X, Section 10.4 of the Declaration of Trust. The trustees of Flag Investors Portfolios Trust hereby confirm in writing their actions, as follows:

         FIRST: Effective May 7, 2001, ARTICLE I, Section 1.1 of the Declaration of Trust is amended by changing the name "Flag Investors Portfolios Trust" to "Deutsche Investors Portfolios Trust".

         Pursuant to ARTICLE XI, Section 11.3 of the Declaration of Trust, this instrument may be executed in two or more counterparts, all of which shall constitute one and the same instrument.

         Flag Investors Portfolios Trust has caused these presents to be signed in its name and on its behalf by a majority of its trustees as of this 26th day of June 2001.

FLAG INVESTORS PORTFOLIOS TRUST:


By: /s/ RICHARD R. BURT                     By: /s/ RICHARD T. HALE
   ---------------------------------            --------------------------------
Richard R. Burt,                            Richard T. Hale,
Trustee                                     Trustee


By: /s/ JOSEPH R. HARDIMAN                  By: /s/ LOUIS E. LEVY
   ---------------------------------            --------------------------------
Joseph R. Hardiman,                         Louis E. Levy,
Trustee                                     Trustee


By: /s/ EUGENE J. MCDONALD                  By: /s/ REBECCA W. RIMEL
   ---------------------------------            --------------------------------
Eugene J. McDonald,                         Rebecca W. Rimel,
Trustee                                     Trustee


By: /s/ TRUMAN T. SEMANS                    By: /s/ ROBERT H. WADSWORTH
   ---------------------------------            --------------------------------
Truman T. Semans,                           Robert H. Wadsworth,
Trustee                                     Trustee

By: /s/ CARL W. VOGT, ESQ.
   ---------------------------------
Carl W. Vogt, Esq.,
Trustee

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